                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                (AMENDMENT NO. )

Filed by the Registrant    [X]
Filed by a Party other than the Registrant   [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Under Rule 14a-12


                    American Municipal Income Portfolio Inc.
                    Minnesota Municipal Income Portfolio Inc.
             First American Minnesota Municipal Income Fund II, Inc.
                           American Income Fund, Inc.
            --------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

               Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)   Title of each class of securities to which transaction applies:

     (2)   Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)   Proposed maximum aggregate value of transaction :

     (5)   Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)   Amount Previously Paid:

     (2)   Form, Schedule or Registration Statement No.:

     (3)   Filing Party:

     (4)   Date Filed:

                    AMERICAN MUNICIPAL INCOME PORTFOLIO INC.
                    MINNESOTA MUNICIPAL INCOME PORTFOLIO INC.
             FIRST AMERICAN MINNESOTA MUNICIPAL INCOME FUND II, INC.
                           AMERICAN INCOME FUND, INC.

             NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON
                                DECEMBER 4, 2006

         NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of American Municipal Income Portfolio Inc., Minnesota Municipal Income Portfolio Inc., First American Minnesota Municipal Income Fund II, Inc. and American Income Fund, Inc. (individually, a "Fund" and collectively, the "Funds") will be held at 1:30 p.m., Central Time, on Monday, December 4, 2006, at the Minneapolis Club, 729 Second Avenue South, Minneapolis, Minnesota 55402. The purposes of the meeting are as follow:

         1.       To elect a Board of Directors.

         2. To ratify the selection of Ernst & Young LLP as the independent registered public accounting firm of each Fund for the current fiscal year.

         3. To transact any other business properly brought before the meeting.

         EACH FUND'S BOARD OF DIRECTORS RECOMMENDS APPROVAL OF EACH ITEM LISTED ON THIS NOTICE OF ANNUAL MEETING OF SHAREHOLDERS.

         Shareholders of record as of the close of business on October 10, 2006 are entitled to notice of, and to vote at, the meeting or any adjournment(s) thereof.

         You can vote easily and quickly by toll-free telephone call, by internet or by mail. Just follow the instructions that appear on your enclosed proxy card. Please help the Funds avoid the cost of a follow-up mailing by voting today.

October 30, 2006                             Kathleen L. Prudhomme
                                             Secretary

                                 PROXY STATEMENT

                    AMERICAN MUNICIPAL INCOME PORTFOLIO INC.
                    MINNESOTA MUNICIPAL INCOME PORTFOLIO INC.
             FIRST AMERICAN MINNESOTA MUNICIPAL INCOME FUND II, INC.
                           AMERICAN INCOME FUND, INC.

               ANNUAL MEETING OF SHAREHOLDERS -- DECEMBER 4, 2006

         The enclosed proxy is solicited by the Board of Directors of American Municipal Income Portfolio Inc., Minnesota Municipal Income Portfolio Inc., First American Minnesota Municipal Income Fund II, Inc. and American Income Fund, Inc. (sometimes referred to individually as a "Fund" and collectively as the "Funds") in connection with each Fund's annual meeting of shareholders to be held Monday, December 4, 2006, and any adjournments thereof.

         The investment adviser for the Funds is FAF Advisors, Inc. (the "Adviser"). FAF Advisors also acts as the administrator for the Funds. The address of the Funds and the Adviser is 800 Nicollet Mall, Minneapolis, Minnesota 55402.

         The costs of solicitation, including the cost of preparing and mailing the Notice of Annual Meeting of Shareholders and this Proxy Statement, will be allocated among and borne by the Funds. Mailing of the Notice of Annual Meeting of Shareholders and this Proxy Statement will take place on approximately October 30, 2006. Representatives of the Adviser may, without cost to the Funds, solicit proxies on behalf of management of the Funds by means of mail, telephone or personal calls.

         In order for the shareholder meeting to go forward for a Fund, there must be a quorum. This means that at least a majority of that Fund's shares must be represented at the meeting -- either in person or by proxy.

         For American Municipal Income Portfolio, Minnesota Municipal Income Portfolio and First American Minnesota Municipal Income Fund II (the "Municipal Bond Funds"), all returned proxies count toward a quorum, regardless of how they are voted. Abstentions and broker non-votes will have no effect on the proposal to elect directors. With respect to the proposal to ratify the funds' independent accountants, an abstention will be counted as shares present at the meeting in determining whether the proposal has been approved, and will have the same effect as a vote against the proposal. If a proxy is returned with a broker non-vote on the proposal, the shareholder will not be counted as present and entitled to vote with respect to that proposal. (Broker non-votes are shares for which (a) the underlying owner has not voted and (b) the broker holding the shares does not have discretionary authority to vote on the particular matter.)

         For American Income Fund, shares represented by proxies that withhold authority to vote or that reflect abstentions or broker non-votes are counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Abstentions and broker non-votes will have no effect on the proposal to elect directors, but will have the same effect as a vote against the proposal to ratify the Fund's independent accountants.

         If a quorum is not obtained or if sufficient votes to approve any proposal are not received for any Fund, the persons named as proxies may propose one or more adjournments of the meeting for that Fund to permit further solicitation of proxies. In determining whether to adjourn the meeting, the following factors may be considered: the nature of the proposal; the percentage of votes actually cast; the percentage of negative votes actually cast; the nature of any further solicitation; and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require a vote in favor of the adjournment by the holders of a majority of the shares present in person or by proxy at the meeting (or any adjourned meeting).

         You may revoke your proxy at any time up until voting results are announced at the shareholder meeting. You can do this by writing to the Funds' Secretary, or by voting in person at the meeting and notifying the election judge that you are revoking your proxy. In addition, you can revoke a prior proxy simply by voting again -- using your original proxy card or by internet or toll-free telephone call. If you return an executed proxy card without instructions, your shares will be voted "for" each proposal.

         So far as the Board of Directors is aware, no matters other than those described in this Proxy Statement will be acted upon at the meeting. Should any other matters properly come before the meeting calling for a vote of shareholders, it is the intention of the persons named as proxies to vote upon such matters according to their best judgment.

         Only shareholders of record of each Fund on October 10, 2006 may vote at the meeting or any adjournment thereof. As of that date, the Funds had the following numbers of issued and outstanding common and preferred shares:


                              AMERICAN                MINNESOTA            FIRST AMERICAN
                         MUNICIPAL INCOME        MUNICIPAL INCOME       MINNESOTA MUNICIPAL       AMERICAN INCOME
                              PORTFOLIO               PORTFOLIO            INCOME FUND II               FUND
                         ----------------        ----------------       -------------------       ---------------
Common Shares               5,756,267               4,146,743               1,472,506               9,454,221
Preferred Shares                1,740                   1,244                     520                    None



     Each shareholder of a Fund is entitled to one vote for each share held. None of the matters to be presented at the meeting will entitle any shareholder to cumulative voting or appraisal rights. No person, to the knowledge of Fund management, was the beneficial owner of more than 5% of any class of voting shares of any Fund as of October 10, 2006, except as follows:

                                                                                  PERCENTAGE
                          NAME AND ADDRESS OF              NUMBER OF SHARES      OWNERSHIP OF
FUND                      BENEFICIAL OWNER                 OF COMMON STOCK       COMMON STOCK
----                      ----------------                 ---------------       ------------
American Income Fund      Karpus Management, Inc.               610,495              6.46%
                          183 Sully's Trail
                          Pittsford, NY

                          Sit Investment Associates,          1,229,242             13.00%
                          Inc. and affiliated entities
                          4600 Wells Fargo Center
                          Minneapolis, MN

         Copies of each Fund's most recent annual report are available to shareholders upon request. If you would like to receive a copy, please contact the Funds at 800 Nicollet Mall, Minneapolis, Minnesota 55402, or call 800-677-FUND and one will be sent, without charge, by first-class mail within three business days of your request.

                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS

         American Income Fund. The shareholders of American Income Fund will be asked to elect the nominees listed below as members of that Fund's Board of Directors, thereby setting the number of directors for each Fund at nine. It is intended that the enclosed proxy will be voted for the election of the persons named below as directors of the Fund unless such authority has been withheld in the proxy.

         Municipal Bond Funds. The shareholders of each Municipal Bond Fund will be asked to elect nine nominees to the Fund's Board of Directors. Each Municipal Bond Fund's preferred shareholders are entitled to elect two of the Fund's directors, and the remaining seven directors are to be elected by the preferred shareholders and the common shareholders, voting together as a single class. The nominees for director to be elected by each Municipal Bond Fund's preferred shareholders are Roger A. Gibson and Leonard W. Kedrowski. Benjamin R. Field III, Victoria J. Herget, John P. Kayser, Richard K. Riederer, Joseph D. Strauss, Virginia L. Stringer and James M. Wade are to be elected by the preferred shareholders and the common shareholders of each Municipal Bond Fund, voting together. It is intended that the enclosed proxy will be voted for the election of each of these individuals as directors of the Municipal Bond Funds unless such authority has been withheld in the proxy.

         Biographical Information. Biographical information regarding each nominee is set forth below. Each nominee also serves as a director of the other closed-end and open-end investment companies managed by the Adviser (the "Fund Complex"). The Fund Complex currently consists of eight closed-end funds (each of which is a registered investment company) and 50 open-end funds (which are portfolios of four registered investment companies). The business address of each of the nominees is First American Funds, P.O. Box 1329, Minneapolis, Minnesota 55440-1329. Each nominee, other than John P. Kayser, has served as a director since the last annual meeting of shareholders. Mr. Kayser has served as a director since October 2006.

NOMINEES FOR ELECTION AS NON-INTERESTED DIRECTORS


                                                                                  NUMBER OF
                    POSITION                                                    PORTFOLIOS IN          OTHER
                    HELD                                                            FUND              DIRECTOR-
                    WITH                                                          COMPLEX            SHIPS HELD
NAME AND            THE       TERM OF OFFICE* AND      PRINCIPAL OCCUPATION(S)   OVERSEEN BY             BY
YEAR OF BIRTH       FUNDS     LENGTH OF TIME SERVED    DURING LAST 5 YEARS        DIRECTOR           DIRECTOR**
-------------       -----     ---------------------    -----------------------  --------------       ----------
Benjamin R. Field   Director  Mr. Field has served     Retired; Senior             58                None
III                           as a director of each    Financial Advisor,
(1938)                        of the Funds since       Bemis Company, Inc.
                              September 2003.  Fund    from May 2002
                              directors serve for a    through June 2004;
                              one-year term that       Senior Vice
                              expires at the next      President, Chief
                              annual meeting of        Financial Officer &
                              shareholders.            Treasurer, Bemis,
                                                       through April 2002.

Roger A. Gibson     Director  Mr. Gibson has served    Retired; Vice               58                None
(1946)                        as a director of each    President -- Cargo,
                              of the Municipal Bond    United Airlines from
                              Funds since August       July 2001 through
                              1998.  Fund directors    July 2004; Vice
                              serve for a one-year     President, North
                              term that expires at     America -- Mountain
                              the next annual          Region for United
                              meeting of               Airlines, prior to
                              shareholders.            July 2001.

Victoria J.         Director  Ms. Herget has served    Investment                  58               None
Herget                        as a director of each    consultant and
(1951)                        of the Funds since       non-profit board
                              September 2003.  Fund    member since 2001;
                              directors serve for a    Managing Director of
                              one-year term that       Zurich Scudder
                              expires at the next      Investments through
                              annual meeting of        2001.
                              shareholders.

John P. Kayser      Director  Mr. Kayser has served    Retired; Principal          58               None
(1949)                        as a director of each    (1983-2004) and
                              of the Funds since       Chief Financial
                              October 2006.  Fund      Officer and Chief
                              directors serve for a    Administrative
                              one-year term that       Officer (1988-2002),
                              expires at the next      William Blair &
                              annual meeting of        Company, LLC.
                              shareholders.

                                                                                  NUMBER OF
                    POSITION                                                    PORTFOLIOS IN          OTHER
                    HELD                                                            FUND              DIRECTOR-
                    WITH                                                          COMPLEX            SHIPS HELD
NAME AND            THE       TERM OF OFFICE* AND      PRINCIPAL OCCUPATION(S)   OVERSEEN BY             BY
YEAR OF BIRTH       FUNDS     LENGTH OF TIME SERVED    DURING LAST 5 YEARS        DIRECTOR           DIRECTOR**
-------------       -----     ---------------------    -----------------------  --------------       ----------
Leonard W.          Director  Mr. Kedrowski has        Owner and President,        58                None
Kedrowski                     served as a director     Executive and
(1941)                        of each of the           Management
                              Municipal Bond Funds     Consulting, Inc., a
                              since August 1998.       management
                              Fund directors serve     consulting firm;
                              for a one-year term      Board member, GC
                              that expires at the      McGuiggan
                              next annual meeting of   Corporation (dba
                              shareholders.            Smyth Companies), a
                                                       label printer; former
                                                       Chief Executive Officer,
                                                       Creative Promotions
                                                       International, LLC, a
                                                       promotional award
                                                       programs and products
                                                       company, through October
                                                       2003; Advisory Board
                                                       member, Designer Doors,
                                                       manufacturer of designer
                                                       doors, through 2002.

Richard K.          Director  Mr. Riederer has         Retired; Director,          58               None
Riederer                      served as a director     President and Chief
(1944)                        of each of the Funds     Executive Officer,
                              since August 2001.       Weirton Steel
                              Fund directors serve     through 2001.
                              for a one-year term
                              that expires at the
                              next annual meeting of
                              shareholders.

                                                                                  NUMBER OF
                    POSITION                                                    PORTFOLIOS IN          OTHER
                    HELD                                                            FUND              DIRECTOR-
                    WITH                                                          COMPLEX            SHIPS HELD
NAME AND            THE       TERM OF OFFICE* AND      PRINCIPAL OCCUPATION(S)   OVERSEEN BY             BY
YEAR OF BIRTH       FUNDS     LENGTH OF TIME SERVED    DURING LAST 5 YEARS        DIRECTOR           DIRECTOR**
-------------       -----     ---------------------    -----------------------  --------------       ----------
Joseph D. Strauss   Director  Mr. Strauss has served   Attorney At Law,            58                None
(1940)                        as a director of each    Owner and President,
                              of the Municipal Bond    Strauss Management
                              Funds since August       Company, a Minnesota
                              1998.  Fund directors    holding company for
                              serve for a one-year     various
                              term that expires at     organizational
                              the next annual          management business
                              meeting of               ventures; Owner,
                              shareholders.            Chairman and Chief
                                                       Executive Officer,
                                                       Community Resource
                                                       Partnerships, Inc., a
                                                       strategic planning,
                                                       operations management,
                                                       government relations,
                                                       transportation planning
                                                       and public relations
                                                       organization; Owner,
                                                       Chairman and Chief
                                                       Executive Officer,
                                                       Excensus(TM), LLC, a
                                                       strategic demographic
                                                       planning and application
                                                       development firm, since
                                                       2001.

Virginia L.         Chair;    Ms. Stringer has         Owner and President,        58                None
Stringer            Director  served as a director     Strategic Management
(1944)                        of each of the           Resources, Inc., a
                              Municipal Bond Funds     management
                              since August 1998.       consulting firm;
                              Fund directors serve     Executive Consultant
                              for a one-year term      for State Farm
                              that expires at the      Insurance Company
                              next annual meeting of   through 2003.
                              shareholders.

James M. Wade       Director  Mr. Wade has served as   Owner and President,        58                None
(1943)                        a director of each of    Jim Wade Homes, a
                              the Funds since August   homebuilding
                              2001.  Fund directors    company, since 1999.
                              serve for a one-year
                              term that expires at
                              the next annual
                              meeting of
                              shareholders.

-------------------
* Each director serves for the term specified or, if earlier, until his or her death, resignation, removal or disqualification.

** Includes only directorships in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of the Securities Exchange Act, or any company registered as an investment company under the Investment Company Act.

         There were five meetings of the Board of Directors during the fiscal year ended August 31, 2006. During the fiscal year, each of the directors standing for re-election attended at least 75% of all meetings of the Board of Directors and of committees of which he or she was a regular member that were held while he or she was serving on the Board of Directors or on such committee.

STANDING COMMITTEES

         The Board of Directors of each Fund currently has three standing committees: an Audit Committee, a Pricing Committee and a Governance Committee.

         The purposes of the Audit Committee are (1) to oversee the Funds' accounting and financial reporting policies and practices, their internal controls and, as appropriate, the internal controls of certain service providers; (2) to oversee the quality of the Funds' financial statements and the independent audit thereof; (3) to assist Board oversight of the Funds' compliance with legal and regulatory requirements; and (4) to act as a liaison between the Funds' independent auditors and the full Board of Directors. The Audit Committee, together with the Board of Directors, has the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditor (or to nominate the outside auditor to be proposed for shareholder approval in any proxy statement). The Audit Committee has adopted a written charter setting forth, among other things, requirements with respect to the composition of the Committee, the purposes of the Committee, and the Committee's duties and powers. A copy of this charter was included as an appendix to the proxy statement for last year's annual shareholders meeting. The Audit Committee currently consists of Mr. Kedrowski (chair), Mr. Field, Mr. Riederer and Ms. Stringer (ex officio). The Board has determined that each member of the Audit Committee is "independent" within the meaning of New York Stock Exchange and American Stock Exchange listing standards and is not an "interested person" as defined in the Investment Company Act of 1940. The Board of Directors of each Fund has designated Mr. Kedrowski, Mr. Field and Mr. Riederer as Audit Committee financial experts. The Audit Committee met eight times during the fiscal year ended August 31, 2006.

         The Pricing Committee of each Fund's Board of Directors is responsible for valuing portfolio securities for which market quotations are not readily available, pursuant to procedures established by the Board of Directors. Current members of the Pricing Committee are Mr. Gibson (Chair), Mr. Wade, Mr. Field and Ms. Stringer (ex-officio). The Pricing Committee met six times during the fiscal year ended August 31, 2006.

         The Governance Committee of the Board of Directors is responsible for nominating directors and making recommendations to the Board concerning Board composition, committee structure and governance, director education, and governance practices. The members of the Governance Committee are Mr. Strauss (Chair), Mr. Wade, Ms. Herget, and Ms. Stringer (ex officio). The Board has determined that each member of the Governance Committee is "independent" within the meaning of New York Stock Exchange and American Stock Exchange listing standards and is not an "interested person" as defined in the Investment Company Act of 1940. The Governance Committee met four times during the fiscal year ended August 31, 2006. The Governance Committee Charter is attached as Appendix A to this proxy statement.

         In addition to the above committees, the Board of Directors also appoints a Fund Review Liaison. The responsibility of the Fund Review Liaison is to lead the Board of Directors, together with the Board Chair, in evaluating Fund performance, Fund service provider contracts and arrangements for execution of Fund trades. Ms. Herget is the current Fund Review Liaison.

SELECTION OF DIRECTOR NOMINEES

         The Governance Committee will consider shareholder recommendations for director nominees in connection with each annual shareholders meeting of the Funds and any special shareholders meeting which is called for the purpose of electing directors. There are no differences in the manner in which the Governance Committee evaluates nominees for director based on whether the nominee is recommended by a shareholder.

         A shareholder who wishes to recommend a director nominee should submit his or her recommendation in writing to the Chair of the Board (Ms. Stringer) or the Chair of the Governance Committee (Mr. Strauss), in either case at First American Funds, P.O. Box 1329, Minneapolis, Minnesota 55440-1329. At a minimum, the recommendation should include:

    - the name, address, and business, educational, and/or other pertinent background of the person being recommended;

    - a statement concerning whether the person is "independent" within the meaning of New York Stock Exchange and American Stock Exchange listing standards and is not an "interested person" as defined in the Investment Company Act of 1940;

    - any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

    - the name and address of the person submitting the recommendation, together with the number of Fund shares held by such person and the period for which the shares have been held.

         The recommendation also can include any additional information which the person submitting it believes would assist the Governance Committee in evaluating the recommendation. In order for the Governance Committee to consider a shareholder's recommended nominee for election at the annual shareholders meeting in a given year, the recommendation should be submitted to the Governance Committee no later than August 31 in that year.

         The Board of Directors currently is composed entirely of persons who are not "interested persons" as defined in the Investment Company Act of 1940. The Board currently intends to remain composed only of such persons. Shareholders should note that a person who owns securities issued by U.S. Bancorp (the parent company of the Funds' investment advisor) would be deemed an "interested person" under the Investment Company Act of 1940. In addition, certain other relationships with U.S. Bancorp or its subsidiaries, with registered broker-dealers, or with the Funds' outside legal counsel may cause a person to be deemed an "interested person."

         The Governance Committee has not established specific, minimum qualifications that it believes must be met by a director nominee. In evaluating director nominees, the Governance Committee considers, among other things, an individual's background, skills, and experience;

whether the individual is "independent" within the meaning of applicable stock exchange listing standards and is not an "interested person" as defined in the Investment Company Act of 1940; and whether the individual is "financially literate" or would be deemed an "audit committee financial expert" within the meaning of such listing standards and applicable Securities and Exchange Commission ("SEC") rules. The Governance Committee also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board. In addition to considering shareholder recommendations, the Governance Committee may consider recommendations by business and personal contacts of current Board members, by Fund management, and by executive search firms which the committee may engage from time to time.

         Before the Governance Committee decides to nominate an individual as a director, committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a director of a registered investment company.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS

         Shareholders of the Funds can communicate directly with the Board of Directors by writing to the Chair of the Board, First American Funds, P.O. Box 1329, Minneapolis, Minnesota 55440-1329. Shareholders can communicate directly with an individual director by writing to that director at P.O. Box 1329, Minneapolis, Minnesota 55440-1329. Such communications to the Board or individual directors are not screened before being delivered to the addressee.

DIRECTOR ATTENDANCE AT SHAREHOLDERS MEETINGS

         The Board of Directors encourages directors to attend annual shareholders meetings of the Funds in person or by telephone. All of the directors standing for re-election who were directors at the time attended the Funds' 2005 annual shareholder meeting in person.

DIRECTOR COMPENSATION

         The Fund complex currently pays directors who are not paid employees or affiliates of the Funds an annual retainer of $40,000 ($80,000 in the case of the Chair). The Fund Review Liaison receives an additional annual retainer of $15,000. In addition, directors are paid the following fees for attending Board and committee meetings:

         - $5,000 per day for in-person attendance at Board of Directors meetings ($10,000 per day in the case of the Chair);

         - $2,500 per day for telephonic attendance at Board of Directors meetings ($5,000 in the case of the Chair);

         - $2,500 for in-person attendance at any committee meeting ($3,750 in the case of the committee chair, $4,250 for the Audit Committee Chair);

         - $1,250 for telephonic attendance at any committee meeting ($1,875 in the case of the committee chair, $2,125 for the Audit Committee Chair); and

         - $2,500 for in-person attendance at any opening executive session ($5,000 in the case of the Chair).

Directors also receive $2,500 per day when traveling, on behalf of a Fund, out of town on Fund business which does not involve a Board or committee meeting. In addition, directors are reimbursed for their out-of-pocket expenses in traveling from their primary or secondary residence to Board and committee meetings, on Fund business and to attend mutual fund industry conferences or seminars. The amounts specified in this paragraph are allocated among the funds in the Fund Complex in a manner that apportions a part of the expenses evenly across all funds and a part proportionally relative to the average net assets of each fund.

         The directors may elect to defer payment of up to 100% of the fees they receive in accordance with a Deferred Compensation Plan (the "Plan"). Under the Plan, a director may elect to have his or her deferred fees treated as if they had been invested in shares of one or more funds and the amount paid to the director under the Plan will be determined based on the performance of such investments. Distributions may be taken in a lump sum or over a period of years. The Plan will remain unfunded for federal income tax purposes under the Internal Revenue Code of 1986, as amended. Deferral of director fees in accordance with the Plan will have a negligible impact on Fund assets and liabilities and will not obligate the Funds to retain any director or pay any particular level of compensation. The Funds do not provide any other pension or retirement benefits to directors.

         The following table sets forth the compensation received by each director standing for re-election from each Fund for its most recent fiscal year, as well as the total compensation received by each such director from the Fund Complex for the fiscal year ended August 31, 2006. Mr. Kayser did not serve as a Fund director during such fiscal year, and therefore is not listed.



                                                                         AGGREGATE
                                                                       COMPENSATION
                                                    AGGREGATE           FROM FIRST
                                AGGREGATE          COMPENSATION          AMERICAN          AGGREGATE           TOTAL
                               COMPENSATION       FROM MINNESOTA         MINNESOTA       COMPENSATION       COMPENSATION
                              FROM AMERICAN         MUNICIPAL            MUNICIPAL       FROM AMERICAN        FROM FUND
                            MUNICIPAL INCOME     INCOME PORTFOLIO     INCOME FUND II      INCOME FUND      COMPLEX PAID TO
NAME OF DIRECTOR              PORTFOLIO (1)            (2)                  (3)                (4)         DIRECTORS (5)(6)
----------------            ----------------     ----------------     --------------     -------------     ----------------
Benjamin R. Field III         $      1,765          $     1,709         $    1,625         $    1,695        $    137,500

Roger A. Gibson                      1,433                1,366              1,264              1,348             125,625

Victoria J. Herget                   1,508                1,461              1,389              1,448             117,500

Leonard W. Kedrowski                   764                  620                402                581             133,750

Richard K. Riederer                  1,508                1,461              1,389              1,448             117,500

Joseph D. Strauss                    1,436                1,385              1,308              1,372             115,625

Virginia L. Stringer                 2,840                2,750              2,615              2,727             221,250

James M. Wade                        1,604                1,554              1,478              1,541             125,000

(1) Includes amounts deferred pursuant to the Deferred Compensation Plan as follows: Roger A. Gibson, $144; Leonard W. Kedrowski, $764; and Joseph
         D. Strauss, $38.

(2) Includes amounts deferred pursuant to the Deferred Compensation Plan as follows: Roger A. Gibson, $116; Leonard W. Kedrowski, $620; and Joseph
         D. Strauss, $31.

(3) Includes amounts deferred pursuant to the Deferred Compensation Plan as follows: Roger A. Gibson, $76; Leonard W. Kedrowski, $402; and Joseph
         D. Strauss, $20.

(4) Includes amounts deferred pursuant to the Deferred Compensation Plan as follows: Roger A. Gibson, $109; Leonard W. Kedrowski, $581; and Joseph
         D. Strauss, $29.

(5) Includes amounts deferred pursuant to the Deferred Compensation Plan as follows: Roger A. Gibson, $25,125; Leonard W. Kedrowski, $133,750; and Joseph D. Strauss, $6,688.

(6) As of August 31, 2006, the Fund Complex consisted of four open-end and eight closed-end investment companies, totaling 58 funds, managed by the Adviser, including the Funds.

DIRECTOR SHAREHOLDINGS

         The following table discloses the dollar range of equity securities beneficially owned by each director standing for re-election (i) in each Fund and (ii) on an aggregate basis in any of the funds in the Fund Complex.


                          Dollar Range of Equity       Aggregate Dollar Range of Equity
Name of Director          Securities in the Funds      Securities in the Fund Complex*
---------------------     ------------------------     --------------------------------
Benjamin R. Field III     None                         Over $100,000
Roger A. Gibson           None                         Over $100,000
Victoria J. Herget        None                         Over $100,000
John P. Kayser            None                         None
Leonard W. Kedrowski      First American Minnesota     Over $100,000
                          Municipal Income Fund
                          II: $1-$10,000
Richard K. Riederer       None                         Over $100,000
Joseph D. Strauss         First American Minnesota     Over $100,000
                          Municipal Income Fund
                          II: $1-$10,000
Virginia L. Stringer      None                         Over $100,000
James M. Wade             None                         Over $100,000

----------

* The dollar range disclosed is based on the value of the securities as of June 30, 2006 (October 16, 2006 for Mr. Kayser.)

         To the knowledge of the Funds, as of October 10, 2006, the officers and directors of each Fund as a group beneficially owned less than 1% of each class of the outstanding shares of each Fund.

BOARD RECOMMENDATION; REQUIRED VOTE

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE IN FAVOR OF ALL NOMINEES TO SERVE AS DIRECTORS. For each Municipal Bond Fund, (i) the vote of a plurality of the preferred shares represented at the meeting is sufficient for the election of Mr. Gibson and Mr. Kedrowski, provided at least a quorum (a majority of the outstanding preferred shares) is represented in person or by proxy, and (ii) the vote of a plurality of the preferred shares and common shares represented at the meeting, voting together as a single class, is sufficient for the election of each of the other nominees, provided at least a quorum (a majority of the outstanding preferred shares and common shares) is represented in person or by proxy. Unless otherwise instructed, the proxies will vote for all nominees. In the event any of the above nominees are not candidates for election at the meeting due to events not now known or anticipated, the proxies will vote for such other persons as the Board of Directors may designate.

                                  PROPOSAL TWO
          RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         The Investment Company Act of 1940 provides that every registered investment company shall be audited at least once each year by independent public accountants selected by a majority of the directors of the investment company who are not interested persons of the investment company or its investment adviser. This selection is being submitted for ratification or rejection by the shareholders of each Fund.

         Based on the Audit Committee's recommendation, as discussed below under "Audit Committee Report," the directors, including a majority who are not interested persons of the Adviser or the Funds, have selected Ernst & Young LLP ("Ernst & Young") to be the Funds' independent public accountants for each Fund's current fiscal year. Ernst & Young examines the annual financial statements of the Funds and provides certain other audit-related and tax-related services to the Funds. Representatives of Ernst & Young are expected to be present at the meeting. These representatives will have the opportunity to make a statement to shareholders if they choose to do so and are expected to be available to respond to appropriate questions.

AUDIT COMMITTEE REPORT

         The Audit Committee and the Board of Directors have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the Funds' independent public accountants (or to nominate the independent public accountants to be proposed for shareholder approval in any proxy statement). The function of the Audit Committee is oversight. It is management's responsibility to maintain appropriate systems for accounting and internal control and for preparing the Funds' financial statements, and the independent public accountants' responsibility is to plan and carry out a proper audit of the financial statements.

         In this context, the Audit Committee has met and held discussions with management and the independent accountants. Management represented to the Audit Committee that the Funds' financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the financial statements with management and the independent accountants. The Audit Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees).

         The Funds' independent accountants also provided to the Audit Committee the written disclosure required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent accountants the accounting firm's independence. The Committee also considered whether non-audit services provided by the independent accountants during the last fiscal year were compatible with maintaining the independent accountants' independence.

         Based upon the Audit Committee's discussion with management and the independent accountants and the Audit Committee's review of the representation of management and the report of the independent accountants to the Audit Committee, the Audit Committee recommended to the Board of Directors that, with respect to each Fund, the audited financial statements for the Fund's most recent fiscal year be included in the Fund's Annual Report for that fiscal year filed with the SEC.

                                                  Members of the Audit Committee

                                                  Leonard W. Kedrowski, Chair
                                                  Benjamin R. Field III
                                                  Richard K. Riederer
                                                  Virginia L. Stringer


FEES PAID TO ERNST & YOUNG

         Audit Fees. Ernst & Young's fees for professional services rendered for the audit of each Fund's annual financial statements for the indicated fiscal periods were as set forth in the following table. These amounts included fees associated with the annual audit, SEC Rule 17f-2 security count filings and filings of the Funds' Annual Reports on Form N-CSR.


                                                        Fiscal period     Fiscal period
                                        Fiscal year            2/1/05           11/1/04     Fiscal year     Fiscal year
                                              ended           through           through           ended           ended
                                            8/31/06           8/31/05           8/31/05         1/31/05        10/31/04
                                        -----------     -------------     -------------     -----------     -----------
American Municipal Income
Portfolio                               $    28,085     $      13,596               N/A     $    24,694             N/A

Minnesota Municipal Income
Portfolio                               $    25,451     $      12,415               N/A     $    18,673             N/A

First American Minnesota
Municipal Income Fund II                $    21,528     $      10,268               N/A     $     9,089             N/A

American Income Fund                    $    26,922               N/A     $      17,469             N/A     $    18,127

         Audit-Related Fees. Ernst & Young's fees for audit-related services for the indicated fiscal periods were as set forth in the following table. These audit-related services primarily related to rating agency agreed upon procedures.


                                                        Fiscal period     Fiscal period
                                        Fiscal year            2/1/05           11/1/04     Fiscal year     Fiscal year
                                              ended           through           through           ended           ended
                                            8/31/06           8/31/05           8/31/05         1/31/05        10/31/04
                                        -----------     -------------     -------------     -----------     -----------
American Municipal Income
Portfolio                               $     2,040     $       1,118               N/A     $     1,649             N/A

Minnesota Municipal Income
Portfolio                               $     1,874     $       1,020               N/A     $     1,178             N/A

First American Minnesota
Municipal Income Fund II                $     1,627     $         843               N/A     $      428              N/A

American Income Fund                    $     2,010               N/A     $         997            N/A      $     1,769


         Tax Fees. Ernst & Young's fees for tax services for the indicated fiscal periods were as set forth in the following table. These tax services included tax compliance, tax advice and tax planning services. Tax compliance, tax advice and tax planning services primarily relate to the preparation of original and amended tax returns, timely RIC qualification reviews and tax distribution analysis and planning.


                                                        Fiscal period     Fiscal period
                                        Fiscal year            2/1/05           11/1/04     Fiscal year     Fiscal year
                                              ended           through           through           ended           ended
                                            8/31/06           8/31/05           8/31/05         1/31/05        10/31/04
                                        -----------     -------------     -------------     -----------     -----------
American Municipal Income
Portfolio                                $     5,774    $       2,666               N/A     $     5,029             N/A

Minnesota Municipal Income
Portfolio                                $     5,136    $       2,283               N/A     $     3,802             N/A

First American Minnesota
Municipal Income Fund II                 $     4,187    $       1,652               N/A     $     1,848             N/A

American Income Fund                     $     5,332              N/A     $       3,291             N/A     $     3,735


         All Other Fees. There were no fees billed by Ernst & Young for other services during the period from November 1, 2003 through August 31, 2006.

         Aggregate Non-Audit Fees. The aggregate non-audit fees billed by Ernst & Young to each of the Funds and the Adviser and entities controlling, controlled by or under common control with the Adviser that provide ongoing services to the Funds for the indicated fiscal periods are set forth in the following table.


                                                        Fiscal period     Fiscal period
                                        Fiscal year            2/1/05           11/1/04     Fiscal year     Fiscal year
                                              ended           through           through           ended           ended
                                            8/31/06           8/31/05           8/31/05         1/31/05        10/31/04
                                        -----------     -------------     -------------     -----------     -----------
American Municipal Income               $    24,314     $      29,484               N/A     $    37,428             N/A
Portfolio
Minnesota Municipal Income              $    23,511     $      29,003               N/A     $    35,730             N/A
Portfolio
First American Minnesota                $    22,315     $      28,195               N/A     $    33,027             N/A
Municipal Income Fund II
American Income Fund                    $    23,841               N/A     $      29,988             N/A     $    36,254


AUDIT COMMITTEE PRE-APPROVAL POLICIES

         The Audit Committee has established procedures requiring the pre-approval of all audit and non-audit services performed for the Funds by Ernst & Young. Such procedures also require the pre-approval of non-audit service provided to FAF Advisors, U.S. Bank National Association, Quasar Distributors, U.S. Bancorp Fund Services, LLC and any other entity under common control with FAF Advisors that provides ongoing services to the Funds, but only if those services relate directly to the operations and financial reporting of the Funds. All of the services described above that were provided on or after May 6, 2003, the effective date of SEC rules relating to the pre-approval of non-audit services, were pre-approved in accordance with the Audit Committee's pre-approval procedures.

BOARD RECOMMENDATION; REQUIRED VOTE

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE IN FAVOR OF THE RATIFICATION OF THE SELECTION OF ERNST & YOUNG. For each Fund, the vote of a majority of the shares represented at the meeting is sufficient for the ratification of the selection of the independent public accountants, provided at least a quorum (a majority of the outstanding shares) is represented in person or by proxy. For the Municipal Bond Funds, the preferred shareholders and the common shareholders vote together as a single class. Unless otherwise instructed, the proxies will vote for the ratification of the selection of Ernst & Young as each Fund's independent registered public accounting firm.

                              OFFICERS OF THE FUNDS

         Information about each officer's position and term of office with the Funds and business experience during the past five years is set forth below. Unless otherwise indicated, all positions have been held more than five years. No officer receives any compensation from the Funds.* Unless otherwise indicated, the address of each of the officers is FAF Advisors, Inc., 800 Nicollet Mall, Minneapolis, Minnesota 55402.


NAME AND            POSITION HELD      TERM OF OFFICE** AND     PRINCIPAL OCCUPATION(s) DURING PAST FIVE
YEAR OF BIRTH       WITH THE FUNDS     LENGTH OF TIME SERVED    YEARS
---------------     --------------     ---------------------    -----------------------------------------
Thomas S.           President          Since February 2001      Chief Executive Officer of the
Schreier, Jr.                                                   Adviser.
(1962)

Mark S. Jordahl     Vice               Since September 2001     Chief Investment Officer of the Adviser
(1960)              President --                                since September 2001.
                    Investments

Jeffery M.          Vice               Since March 2000         Senior Vice President of the Adviser.
Wilson              President --
(1956)              Administration

David H. Lui        Chief              Since February 2005      Chief Compliance Officer for First
(1960)              Compliance                                  American Funds and the Adviser since
                    Officer                                     February 2005. Prior thereto, Chief
                                                                Compliance Officer, Franklin Advisers,
                                                                Inc. and Chief Compliance Counsel,
                                                                Franklin Templeton Investments from
                                                                March 2004 to February 2005. Prior to
                                                                that, Vice President, Charles Schwab
                                                                & Co., Inc.

Jason K.            Anti-Money         Since September 2006     Anti-Money Laundering Officer for First
Mitchell            Laundering                                  American Funds and the Adviser since
(1976)              Officer                                     September 2006. Compliance Manager for
                                                                the Adviser since June 2006. Prior
                                                                thereto, Compliance Analyst for the
                                                                Adviser from October 2004 through June
                                                                2006. Prior to that, Senior Systems
                                                                Helpdesk Analyst for Wachovia Retirement
                                                                Services from November 2002 through
                                                                October 2004. Prior to that, Senior
                                                                Retirement Plan Specialist for PFPC, Inc.

Charles D.          Treasurer          Since December 2004      Treasurer for the Adviser since October
Garibaldi, Jr.                                                  2004; prior thereto, Vice President of
(1959)                                                          investment accounting and Fund Treasurer
                                                                for Thrivent Financial for Lutherans.

Jill M.             Assistant          Since September 2005     Assistant Treasurer for the Adviser since
Stevenson           Treasurer                                   September 2005; prior thereto, Director,
(1965)                                                          Senior Project Manager for the Adviser
                                                                from May 2003 to September 2005; prior to
                                                                that, Vice President, Director of
                                                                Operations, Paladin Investment
                                                                Associates, LLC.


NAME AND                POSITION HELD      TERM OF OFFICE** AND     PRINCIPAL OCCUPATION(s) DURING PAST FIVE
YEAR OF BIRTH           WITH THE FUNDS     LENGTH OF TIME SERVED    YEARS
---------------         --------------     ---------------------    -----------------------------------------
Kathleen L.             Secretary          Since December 2004;     Deputy General Counsel of the Adviser
Prudhomme                                  Assistant Secretary      since November 2004; prior thereto,
(1953)                                     from September 1999      Partner, Dorsey & Whitney LLP, a
                                           to December 2004         Minneapolis based law firm.

Brett L. Agnew          Assistant          Since December 2004      Counsel for the Adviser since August
(1971)                  Secretary                                   2004; 2001-2004, Senior Counsel, Thrivent
                                                                    Financial for Lutherans; prior thereto,
                                                                    Consultant, Principal Financial Group.

Richard J. Ertel        Assistant          Since June 2006 and      Counsel for the Adviser since May 2006;
(1967)                  Secretary          from June 2003 to        prior thereto, Counsel, Ameriprise
                                           August 2004              Financial  Services, Inc. from September
                                                                    2004 to May 2006; prior to that, Counsel,
                                                                    FAF Advisors, Inc. from May 2003 to
                                                                    August 2004; prior to May 2003, Associate
                                                                    Counsel, Hartford Life and Accident
                                                                    Insurance Company.

James D. Alt*           Assistant          Since December           Partner, Dorsey & Whitney LLP, a
(1951)                  Secretary          2004;  prior             Minneapolis based law firm.
50 South Sixth Street,                     thereto, Secretary
Suite 1500                                 of the Funds from
Minneapolis, MN 55402                      June 2002 to
                                           December 2004 and
                                           Assistant Secretary
                                           of the Funds from
                                           September 1998 to
                                           June 2002


* Legal fees and expenses are paid to Dorsey & Whitney LLP, the law firm of which Mr. Alt is a partner.

** Officers serve at the pleasure of the Board of Directors and are re-elected by the Board annually.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Based on Fund records and other information, the Funds believe that all SEC filing requirements with respect to the Funds applicable to their directors and officers, the Adviser and companies affiliated with the Adviser, pursuant to
Section 16(a) of the Securities Exchange Act of 1934, with respect to each Fund's fiscal year end were satisfied.

                              SHAREHOLDER PROPOSALS

         Under the Securities Exchange Act of 1934, Fund shareholders may submit proposals to be considered at the next Annual Meeting. Rule 14a-8 under the Exchange Act sets forth the procedures and requirements for requesting that a Fund include these proposals in its proxy statement. Any proposal submitted under Rule 14a-8 must be received at the Funds' offices, 800 Nicollet Mall, Minneapolis, Minnesota 55402, no later than June 29, 2007. Shareholders also may submit proposals to be voted on at the next Annual Meeting without having the proposals included in the Funds' proxy statement. These proposals are known as "non-Rule 14a-8 proposals." The Funds' proxies will be able to exercise their discretionary authority to vote all proxies with respect to any non-Rule 14a-8 proposal, unless written notice of the proposal is presented to the Fund not later than September 5, 2007.

Dated: October 30, 2006

                                             Kathleen L. Prudhomme
                                             Secretary

                                                                      APPENDIX A


                              FIRST AMERICAN FUNDS
                          GOVERNANCE COMMITTEE CHARTER


I.       PURPOSE

         The purpose of the Governance Committee is to enhance the effectiveness of the Board of Directors of the First American Funds.

II.      COMPOSITION

         The Governance Committee shall be composed entirely of Directors who are not "interested persons" of the Funds within the meaning of the Investment Company Act of 1940. The Governance Committee will have at least three members and the Board Chair will serve as an "ex-officio" member of the Committee.

III.     RESPONSIBILITIES

         The Committee will have the following responsibilities:

         BOARD COMPOSITION

         - Interview and recommend to the Board of Directors of the Funds nominees for election as directors (whether they are "interested" or "disinterested" within the meaning of the Investment Company Act of
         1940) consistent with the needs of the Board and the Funds. The Committee will evaluate candidates' qualifications for Board membership and, with respect to persons being considered to join the Board as "disinterested" directors, their independence from management and principal service providers. These persons must be independent in terms of both the letter and the spirit of the 1940 Act and the Rules, Regulations and Forms under the 1940 Act. With respect to "disinterested" director candidates, the Committee also will consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, such as business, financial or family relationships with Fund managers or service providers. In this regard, the Committee will not consider the following types of candidates to serve as "disinterested" directors: (1) a close family member(1) of an employee, officer or interested director of a Fund or its affiliates, and (2) a former officer or director of a Fund's affiliate.

----------

(1) "Close family member" includes any member of the immediate family and any aunt, uncle or cousin.

         - Review, annually, the independence of all Independent Directors and report its findings to the Board.

         - Review the composition of the Board of Directors to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Board.

         - Report annually to the Board on which current and potential members of the Audit Committee qualify as Audit Committee Financial Experts.

         - Recommend to the Board a successor to the Board Chair when a vacancy occurs in that position.

         - Consult with the Board Chair regarding the Board Chair's recommended Committee assignments.

         - In anticipation of the Board's request for shareholder approval of a slate of Directors, recommend to the Board the slate of Directors to be presented for Board and shareholder approval.

         COMMITTEE STRUCTURE

         - Assist the Board Chair in his or her annual review of the Board's Committee structure and membership.

         - Review, at least annually, each Committee's Charter and suggest changes to the appropriate Committee Chair.

         DIRECTOR EDUCATION

         - Develop an annual education calendar that details the topics to be addressed in the Board's quarterly education sessions. The educational calendar will be presented to the full Board at its first quarterly meeting.

         - Monitor the attendance by each Independent Director at educational seminars, conferences or similar meetings.

         - Develop and conduct orientation sessions for new Independent Directors before or shortly after the new Directors join the Board.

         - Manage the Board's education program in a cost-effective manner.

         GOVERNANCE PRACTICES

         - Review and make recommendations to the Board of Directors concerning Director compensation at least once every two years.

         - As appropriate or necessary, review, on a regular basis, and make recommendations to the Board of Directors concerning Director expenses, including those related to Board education, Director education, Director travel, legal counsel and consultant support.

         - Monitor compliance with the Board's requirement that each Director maintain investments in the Funds that are at least equal to the aggregate fees for one year that he or she receives for Board-related service to the Funds.

         - Review Director compliance with the requirement that a Director must retire from Board service by December 31 of the year in which he or she reaches the age of 70.

         - Review Director compliance with the prohibition from serving on the board of directors of mutual funds that are not part of the First American Fund Complex.

         - If requested, assist the Board Chair in overseeing the Board's self-evaluation process undertaken each year by the Independent Directors.

         - In collaboration with outside counsel and as required by law or deemed advisable by the Committee, develop policies and procedures addressing matters which should come before the Committee in the proper exercise of its duties.

         - Review, at least annually, the Board's adherence to industry "best practices."

         - In consultation with the Board Chair, review and, as appropriate, recommend changes in, Board governance policies, procedures and practices.

         - Report the Committee's activities on a regular basis to the Board of Directors and make such recommendations as the Committee and the Board Chair deem appropriate.

         - Review at least annually and, as appropriate, recommend that the Board implement changes to this Charter.

IV.      RETENTION OF EXPERTS

         The Committee will have the resources and authority to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of any one or more of the Funds, as appropriate.

NOTICE OF ANNUAL
MEETING OF SHAREHOLDERS




TIME:
Monday, December 4, 2006
at 1:30 p.m.

PLACE:
Minneapolis Club
729 Second Avenue South
Minneapolis, Minnesota 55402

IMPORTANT:
Please date and sign your
proxy card and return it promptly
using the enclosed reply envelope.


                                                  Book 1

                                                  Cusip Numbers:
                                                  027649-10-2       027649-20-1
                                                  604062-10-9       027649-30-0
                                                  604062-20-8       604062-30-7
                                                  02672T-10-9       31849P-10-4
                                                  31849P-20-3


                                                  002CS-12431

          AMERICAN MUNICIPAL
          INCOME PORTFOLIO INC.

          MR A SAMPLE
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                                             C 1234567890 J N T

                                             [ ]  Mark this box with an X if you
                                                  have made changes to your name
                                                  or address details above.

--------------------------------------------------------------------------------
ANNUAL MEETING PROXY CARD              ( 123456 )      C0123456789     [ 12345 ]
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A ELECTION OF DIRECTORS

PLEASE REFER TO THE REVERSE SIDE FOR TELEPHONE AND INTERNET VOTING INSTRUCTIONS.

1. To elect all nominees as listed below (except as marked to the contrary below).

   01 - Benjamin R. Field III, 02 - Victoria J. Herget, 03 - John P. Kayser,
   04 - Richard K. Riederer, 05 - Joseph D. Strauss, 06 - Virginia L. Stringer, 07 - James M. Wade

[ ] TO VOTE FOR ALL NOMINEES     [ ] TO WITHHOLD VOTE FROM ALL NOMINEES

[ ] FOR ALL EXCEPT - To withhold a vote for a specific nominee, mark this box with an X and the numbered box below corresponding with the nominee name from the list above.

                     01 - [ ]     02 - [ ]     03 - [ ]     04 - [ ]    05 - [ ]
                     06 - [ ]     07 - [ ]

B ISSUES                                             FOR     AGAINST     ABSTAIN
2. To ratify the selection of Ernst & Young LLP as   [ ]       [ ]         [ ]
   independent public accountants for the Fund.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting or any adjournments or postponements thereof.

                    Mark this box with an X if you have made comments below. [ ]


                    ------------------------------------------------------------

                    ------------------------------------------------------------

                    ------------------------------------------------------------

                    ------------------------------------------------------------

C AUTHORIZED SIGNATURES - SIGN HERE - THIS SECTION MUST BE COMPLETED FOR YOUR
  INSTRUCTIONS TO BE EXECUTED.

Please be sure to sign and date this Proxy.

Date (mm/dd/yyyy)

------------------------------------------------------------

Signature 1 - Please keep signature within the box

------------------------------------------------------------

Signature 2 - Please keep signature within the box

------------------------------------------------------------

[ ]           0 1 1 0 7 8 1         1 U P X             C O Y                  +

001CD40001         00MUWCD

--------------------------------------------------------------------------------
PROXY - AMERICAN MUNICIPAL INCOME PORTFOLIO INC.
--------------------------------------------------------------------------------

COMMON STOCK

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned appoints Charles D. Gariboldi, Jr., Kathleen L. Prudhomme, Jeffery M. Wilson, and Richard J. Ertel and each of them, with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all common shares of American Municipal Income Portfolio Inc. (the "Fund"), held by the undersigned at the annual meeting of shareholders of the Fund to be held on December 4, 2006, and at any adjournments thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE MATTERS SET FORTH ON THE REVERSE SIDE OF THIS CARD. IT IS UNDERSTOOD THAT, IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ALL ITEMS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTERESTS OF THE FUND. RECEIPT OF NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY. SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE - NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE FUND FURTHER SOLICITATION EXPENSE.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT: Please date and sign this Proxy. If the stock is held jointly, signature should include both names. Executors, administrators, trustees, guardians, and others signing in a representative capacity should give their full title as such.



TELEPHONE AND INTERNET VOTING INSTRUCTIONS

YOU CAN VOTE BY TELEPHONE OR INTERNET! AVAILABLE 24 HOURS A DAY 7 DAYS A WEEK!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

(PHONE GRAPHIC) TO VOTE USING THE TELEPHONE (WITHIN U.S. AND CANADA)

o Call toll free 1-800-652-VOTE (8683) in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.

o Follow the simple instructions provided by the recorded message.

(MOUSE GRAPHIC) TO VOTE USING THE INTERNET

o Go to the following web site:

  WWW.COMPUTERSHARE.COM/EXPRESSVOTE

o Enter the information requested on your computer screen and follow the simple instructions.

  VALIDATION DETAILS ARE LOCATED ON THE FRONT OF THIS FORM IN THE COLORED BAR.

IF YOU VOTE BY TELEPHONE OR THE INTERNET, PLEASE DO NOT MAIL BACK THIS PROXY
CARD.

PROXIES SUBMITTED BY TELEPHONE OR THE INTERNET MUST BE RECEIVED BY 1:00 A.M., CENTRAL TIME, ON DECEMBER 4, 2006.

THANK YOU FOR VOTING

            AMERICAN MUNICIPAL
            INCOME PORTFOLIO INC.

            MR A SAMPLE
            DESIGNATION (IF ANY)
            ADD 1
            ADD 2
            ADD 3
            ADD 4
            ADD 5
            ADD 6

                                              000000000.000 ext
                                              000000000.000 ext
                         000004               000000000.000 ext
                                              000000000.000 ext
                                              000000000.000 ext
                         LEAST ADDRESS LINE   000000000.000 ext
                                              000000000.000 ext

                                              C 1234567890 J N T

                                              [ ] Mark this box with an X if you
                                                  have made changes to your name
                                                  or address details above.

--------------------------------------------------------------------------------
ANNUAL MEETING PROXY CARD
--------------------------------------------------------------------------------

A ELECTION OF DIRECTORS

1. To elect all nominees as listed below (except as marked to the contrary below).

   01 - Benjamin R. Field III, 02 - Roger A. Gibson, 03 - Victoria J. Herget, 04 - John P. Kayser, 05 - Leonard W. Kedrowski, 06 - Richard K. Riederer, 07 - Joseph D. Strauss, 08 - Virginia L. Stringer, 09 - James M. Wade

[ ] TO VOTE FOR ALL NOMINEES        [ ] TO WITHHOLD VOTE FROM ALL NOMINEES

[ ] FOR ALL EXCEPT - To withhold a vote for a specific nominee, mark this box with an X and the numbered box below corresponding with the nominee name from the list above.

                     01 - [ ]   02 - [ ]   03 - [ ]   04 - [ ]   05 - [ ]
                     06 - [ ]   07 - [ ]   08 - [ ]   09 - [ ]

B ISSUES                                               FOR  AGAINST  ABSTAIN
2. To ratify the selection of Ernst & Young LLP as     [ ]    [ ]      [ ]
   independent public accountants for the Fund.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting or any adjournments or postponements thereof.

                    Mark this box with an X if you have made comments below. [ ]


                    ------------------------------------------------------------

                    ------------------------------------------------------------

                    ------------------------------------------------------------

                    ------------------------------------------------------------

C AUTHORIZED SIGNATURES - SIGN HERE - THIS SECTION MUST BE COMPLETED FOR YOUR
  INSTRUCTIONS TO BE EXECUTED.

Please be sure to sign and date this Proxy.

Date (mm/dd/yyyy)

--------------------------------------------------

Signature 1 - Please keep signature within the box

--------------------------------------------------

Signature 2 - Please keep signature within the box

--------------------------------------------------

[ ]      0 1 1 0 7 8 3       1 U P X                    C O Y                  +

001CD40001      00MUYD

--------------------------------------------------------------------------------
PROXY - AMERICAN MUNICIPAL INCOME PORTFOLIO INC.
--------------------------------------------------------------------------------

PREFERRED STOCK

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned appoints Charles D. Gariboldi, Jr., Kathleen L. Prudhomme, Jeffery M. Wilson, and Richard J. Ertel and each of them, with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all preferred shares of American Municipal Income Portfolio Inc. (the "Fund"), held by the undersigned at the annual meeting of shareholders of the Fund to be held on December 4, 2006, and at any adjournments thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE MATTERS SET FORTH ON THE REVERSE SIDE OF THIS CARD. IT IS UNDERSTOOD THAT, IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ALL ITEMS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTERESTS OF THE FUND. RECEIPT OF NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY. SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE - NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE FUND FURTHER SOLICITATION EXPENSE.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT: Please date and sign this Proxy. If the stock is held jointly, signature should include both names. Executors, administrators, trustees, guardians, and others signing in a representative capacity should give their full title as such.

                MINNESOTA MUNICIPAL
                INCOME PORTFOLIO INC.

                MR A SAMPLE
                DESIGNATION (IF ANY)
                ADD 1
                ADD 2
                ADD 3
                ADD 4
                ADD 5
                ADD 6


                                              000000000.000 ext
                                              000000000.000 ext
                         000004               000000000.000 ext
                                              000000000.000 ext
                                              000000000.000 ext
                         LEAST ADDRESS LINE   000000000.000 ext
                                              000000000.000 ext

                                              C 1234567890 J N T

                                              [ ] Mark this box with an X if you
                                                  have made changes to your name
                                                  or address details above.

--------------------------------------------------------------------------------
ANNUAL MEETING PROXY CARD            ( 123456 )       C0123456789      [ 12345 ]
                                                     -------------
--------------------------------------------------------------------------------

A ELECTION OF DIRECTORS

PLEASE REFER TO THE REVERSE SIDE FOR TELEPHONE AND INTERNET VOTING INSTRUCTIONS.

1. To elect all nominees as listed below (except as marked to the contrary below).

   01 - Benjamin R. Field III, 02 - Victoria J. Herget, 03 - John P. Kayser,
   04 - Richard K. Riederer, 05 - Joseph D. Strauss, 06 - Virginia L. Stringer, 07 - James M. Wade

[ ] TO VOTE FOR ALL NOMINEES           [ ] TO WITHHOLD VOTE FROM ALL NOMINEES

[ ] FOR ALL EXCEPT - To withhold a vote for a specific nominee, mark this box with an X and the numbered box below corresponding with the nominee name from the list above.

                     01 - [ ]     02 - [ ]     03 - [ ]     04 - [ ]    05 - [ ]
                     06 - [ ]     07 - [ ]

B ISSUES                                                  FOR   AGAINST  ABSTAIN
2. To ratify the selection of Ernst & Young LLP as        [ ]     [ ]      [ ]
   independent public accountants for the Fund.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting or any adjournments or postponements thereof.

                    Mark this box with an X if you have made comments below. [ ]

                    ------------------------------------------------------------

                    ------------------------------------------------------------

                    ------------------------------------------------------------

                    ------------------------------------------------------------

C AUTHORIZED SIGNATURES - SIGN HERE - THIS SECTION MUST BE COMPLETED FOR YOUR
  INSTRUCTIONS TO BE EXECUTED.

Please be sure to sign and date this Proxy.

Date (mm/dd/yyyy)

--------------------------------------------------------------

Signature 1 - Please keep signature within the box

--------------------------------------------------------------

Signature 2 - Please keep signature within the box

--------------------------------------------------------------

[ ]          0 1 1 0 3 2 1           1 U P X             C O Y                 +

001CD40001         00MVKC

--------------------------------------------------------------------------------
PROXY - MINNESOTA MUNICIPAL INCOME PORTFOLIO INC.
--------------------------------------------------------------------------------

COMMON STOCK

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned appoints Charles D. Gariboldi, Jr., Kathleen L. Prudhomme, Jeffery M. Wilson, and Richard J. Ertel and each of them, with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all common shares of Minnesota Municipal Income Portfolio Inc. (the "Fund"), held by the undersigned at the annual meeting of shareholders of the Fund to be held on December 4, 2006, and at any adjournments thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE MATTERS SET FORTH ON THE REVERSE SIDE OF THIS CARD. IT IS UNDERSTOOD THAT, IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ALL ITEMS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTERESTS OF THE FUND. RECEIPT OF NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY. SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE - NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE FUND FURTHER SOLICITATION EXPENSE.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT: Please date and sign this Proxy. If the stock is held jointly, signature should include both names. Executors, administrators, trustees, guardians, and others signing in a representative capacity should give their full title as such.




TELEPHONE AND INTERNET VOTING INSTRUCTIONS

YOU CAN VOTE BY TELEPHONE OR INTERNET! AVAILABLE 24 HOURS A DAY 7 DAYS A WEEK!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

(PHONE GRAPHIC) TO VOTE USING THE TELEPHONE (WITHIN U.S. AND CANADA)

o Call toll free 1-800-652-VOTE (8683) in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.

o Follow the simple instructions provided by the recorded message.

(MOUSE GRAPHIC) TO VOTE USING THE INTERNET

 o Go to the following web site:

   WWW.COMPUTERSHARE.COM/EXPRESSVOTE

o Enter the information requested on your computer screen and follow the simple instructions.

  VALIDATION DETAILS ARE LOCATED ON THE FRONT OF THIS FORM IN THE COLORED BAR.

IF YOU VOTE BY TELEPHONE OR THE INTERNET, PLEASE DO NOT MAIL BACK THIS PROXY
CARD.

PROXIES SUBMITTED BY TELEPHONE OR THE INTERNET MUST BE RECEIVED BY 1:00 A.M., CENTRAL TIME, ON DECEMBER 4, 2006.

THANK YOU FOR VOTING

          MINNESOTA MUNICIPAL
          INCOME PORTFOLIO INC.

          MR A SAMPLE
          DESIGNATION (IF ANY)
          ADD 1
          ADD 2
          ADD 3
          ADD 4
          ADD 5
          ADD 6

                                              000000000.000 ext
                                              000000000.000 ext
                    000004                    000000000.000 ext
                                              000000000.000 ext
                                              000000000.000 ext
                    LEAST ADDRESS LINE        000000000.000 ext
                                              000000000.000 ext

                                              C 1234567890 J N T

                                              [ ] Mark this box with an X if you
                                                  have made changes to your name
                                                  or address details above.

--------------------------------------------------------------------------------
ANNUAL MEETING PROXY CARD
--------------------------------------------------------------------------------

A ELECTION OF DIRECTORS

1. To elect all nominees as listed below (except as marked to the contrary below).

   01 - Benjamin R. Field III, 02 - Roger A. Gibson, 03 - Victoria J. Herget, 04 - John P. Kayser, 05 - Leonard W. Kedrowski, 06 - Richard K. Riederer, 07 - Joseph D. Strauss, 08 - Virginia L. Stringer, 09 - James M. Wade

 [ ] TO VOTE FOR ALL NOMINEES     [ ] TO WITHHOLD VOTE FROM ALL NOMINEES

 [ ] FOR ALL EXCEPT - To withhold a vote for a specific nominee, mark this box with an X and the numbered box below corresponding with the nominee name from the list above.

                      01 - [ ]   02 - [ ]   03 - [ ]   04 - [ ]   05 - [ ]
                      06 - [ ]   07 - [ ]   08 - [ ]   09 - [ ]

B ISSUES                                              FOR   AGAINST   ABSTAIN
2. To ratify the selection of Ernst & Young LLP as    [ ]     [ ]       [ ]
   independent public accountants for the Fund.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting or any adjournments or postponements thereof.

                    Mark this box with an X if you have made comments below. [ ]


                    ------------------------------------------------------------

                    ------------------------------------------------------------

                    ------------------------------------------------------------

                    ------------------------------------------------------------

C AUTHORIZED SIGNATURES - SIGN HERE - THIS SECTION MUST BE COMPLETED FOR YOUR
  INSTRUCTIONS TO BE EXECUTED.

Please be sure to sign and date this Proxy.

Date (mm/dd/yyyy)

----------------------------------------------------

Signature 1 - Please keep signature within the box

----------------------------------------------------

Signature 2 - Please keep signature within the box

----------------------------------------------------


[ ]    0 1 1 0 3 2 2       1 U P X        C O Y                                +

001CD40001         00MVLD

------------------------------------------------------------------------------------------------------------------------------------
PROXY - MINNESOTA MUNICIPAL INCOME PORTFOLIO INC.
------------------------------------------------------------------------------------------------------------------------------------

PREFERRED STOCK

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned appoints Charles D. Gariboldi, Jr., Kathleen L. Prudhomme, Jeffery M. Wilson, and Richard J. Ertel and each of them, with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all preferred shares of Minnesota Municipal Income Portfolio Inc. (the "Fund"), held by the undersigned at the annual meeting of shareholders of the Fund to be held on December 4, 2006, and at any adjournments thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE MATTERS SET FORTH ON THE REVERSE SIDE OF THIS CARD. IT IS UNDERSTOOD THAT, IF NO
CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ALL ITEMS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS THEY DEEM IN THE
BEST INTERESTS OF THE FUND. RECEIPT OF NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY. SIGN,
DATE, AND RETURN IN THE ADDRESSED ENVELOPE - NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE FUND FURTHER SOLICITATION
EXPENSE.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT: Please date and sign this Proxy. If the stock is held jointly, signature should include both names. Executors, administrators, trustees, guardians, and others signing in a representative capacity should give their full title as such.

                                                             [BARCODE]                                                             +

         FIRST AMERICAN MINNESOTA
         MUNICIPAL INCOME FUND II, INC.                                         000000000.000 ext
                                                                                000000000.000 ext
                                                                                000000000.000 ext
[BARCODE]                                    000004                             000000000.000 ext
                                                                                000000000.000 ext
         MR A SAMPLE                                                            000000000.000 ext
         DESIGNATION (IF ANY)                                                   000000000.000 ext
         ADD 1
         ADD 2
         ADD 3                               LEAST ADDRESS LINE
         ADD 4
         ADD 5
         ADD 6                                                                  C 1234567890 J N T

         [MAILCODE]

                                                                                [BARCODE]

                                                                                [ ] Mark this box with an X if you have made changes
                                                                                    to your name or address details above.

------------------------------------------------------------------------------------------------------------------------------------
ANNUAL MEETING PROXY CARD                             123456                         C0123456789                         12345
------------------------------------------------------------------------------------------------------------------------------------

[A] ELECTION OF DIRECTORS               PLEASE REFER TO THE REVERSE SIDE FOR TELEPHONE AND INTERNET VOTING INSTRUCTIONS.

1. To elect all nominees as listed below (except as marked to the contrary below).

   01 - Benjamin R. Field III, 02 - Victoria J. Herget, 03 - John P. Kayser, 04 - Richard K. Riederer,
   05 - Joseph D. Strauss, 06 - Virginia L. Stringer, 07 - James M. Wade

   [ ] TO VOTE FOR ALL NOMINEES            [ ] TO WITHHOLD VOTE FROM ALL NOMINEES

   [ ] FOR ALL EXCEPT - To withhold a vote for a specific nominee, mark this box with an X and the numbered box below corresponding with the nominee name from the list above.


       01 - [ ]   02 - [ ] 03 - [ ] 04 - [ ]
       05 - [ ]   06 - [ ] 07 - [ ]


[B] ISSUES
                                                        FOR    AGAINST   ABSTAIN
2. To ratify the selection of Ernst & Young LLP as      [ ]      [ ]       [ ]     Mark this box with an X if you have made
independent public accountants for the Fund.                                       comments below.                               [ ]


In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting or any adjournments or postponements thereof.

                                                                                   -------------------------------------------------

                                                                                   -------------------------------------------------

                                                                                   -------------------------------------------------

                                                                                   -------------------------------------------------


[C] AUTHORIZED SIGNATURES - SIGN HERE - THIS SECTION MUST BE COMPLETED FOR YOUR INSTRUCTIONS TO BE EXECUTED.
Please be sure to sign and date this Proxy.


Date (mm/dd/yyyy)        Signature 1 - Please keep signature within the box       Signature 2 - Please keep signature within the box

    /     /
-----------------        --------------------------------------------------       --------------------------------------------------


[ ]                        0 1 1 0 2 8 1                       1 U P X                    C O Y                                    +

------------------------------------------------------------------------------------------------------------------------------------
PROXY - FIRST AMERICAN MINNESOTA MUNICIPAL INCOME FUND II, INC.
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCK

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned appoints Charles D. Gariboldi, Jr., Kathleen L. Prudhomme, Jeffery M. Wilson, and Richard J. Ertel and each of them, with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all common shares of First American Minnesota Municipal Income Fund II, Inc. (the "Fund"), held by the undersigned at the annual meeting of shareholders of the Fund to be held on December 4, 2006, and at any adjournments thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE MATTERS SET FORTH ON THE REVERSE SIDE OF THIS CARD. IT IS UNDERSTOOD THAT, IF NO
CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ALL ITEMS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS THEY DEEM IN THE
BEST INTERESTS OF THE FUND. RECEIPT OF NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY. SIGN,
DATE, AND RETURN IN THE ADDRESSED ENVELOPE - NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE FUND FURTHER SOLICITATION
EXPENSE.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT: Please date and sign this Proxy. If the stock is held jointly, signature should include both names. Executors, administrators, trustees, guardians, and others signing in a representative capacity should give their full title as such.





TELEPHONE AND INTERNET VOTING INSTRUCTIONS

YOU CAN VOTE BY TELEPHONE OR INTERNET! AVAILABLE 24 HOURS A DAY 7 DAYS A WEEK!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.


[PHONE]  To vote using the Telephone (within U.S. and Canada)       [MOUSE]  To vote using the Internet

         o Call toll free 1-800-652-VOTE (8683) in the United                o Go to the following web site:
           States or Canada any time on a touch tone telephone.              WWW.COMPUTERSHARE.COM/EXPRESSVOTE
           There is NO CHARGE to you for the call.

         o Follow the simple instructions provided by the                    o Enter the information requested on your computer
           recorded message.                                                   screen and follow the simple instructions.


                            VALIDATION DETAILS ARE LOCATED ON THE FRONT OF THIS FORM IN THE COLORED BAR.


IF YOU VOTE BY TELEPHONE OR THE INTERNET, PLEASE DO NOT MAIL BACK THIS PROXY CARD.

PROXIES SUBMITTED BY TELEPHONE OR THE INTERNET MUST BE RECEIVED BY 1:00 A.M., CENTRAL TIME, ON DECEMBER 4, 2006.

THANK YOU FOR VOTING

                                                              (BARCODE)                                                            +

FIRST AMERICAN MINNESOTA
MUNICIPAL INCOME FUND II, INC.

(BARCODE)

                                                               000000000.000 ext
                                                               000000000.000 ext
                                    000004                     000000000.000 ext
                                                               000000000.000 ext
MR A SAMPLE                                                    000000000.000 ext
DESIGNATION (IF ANY)                LEAST ADDRESS LINE         000000000.000 ext
ADD 1                                                          000000000.000 ext
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

(MAILCODE)                                                     C 1234567890 J N T

                                                               (BARCODE)

                                                               [ ] Mark this box with an X if you have made
                                                                   changes to your name or address details above.

------------------------------------------------------------------------------------------------------------------------------------
ANNUAL MEETING PROXY CARD
------------------------------------------------------------------------------------------------------------------------------------

[A] ELECTION OF DIRECTORS

1. To elect all nominees as listed below (except as marked to the contrary below).

   01 - Benjamin R. Field III, 02 - Roger A. Gibson, 03 - Victoria J. Herget, 04 - John P. Kayser, 05 - Leonard W. Kedrowski,
   06 - Richard K. Riederer, 07 - Joseph D. Strauss, 08 - Virginia L. Stringer, 09 - James M. Wade

[ ] TO VOTE FOR ALL NOMINEES        [ ] TO WITHHOLD VOTE FROM ALL NOMINEES

[ ] FOR ALL EXCEPT - To withhold a vote for a specific nominee, mark this box with an X and the numbered box below corresponding with the nominee name from the list above.

                        01 - [ ]   02 - [ ]   03 - [ ]   04 - [ ]   05 - [ ]

                        06 - [ ]   07 - [ ]   08 - [ ]   09 - [ ]

[B] ISSUES                                            FOR    AGAINST   ABSTAIN

2. To ratify the selection of Ernst & Young LLP as    [ ]      [ ]       [ ]      Mark this box with an X if you have made       [ ]
   independent public accountants for the Fund.                                   comments below.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting or any adjournments or postponements thereof.

                                                                                  --------------------------------------------------

                                                                                  --------------------------------------------------

                                                                                  --------------------------------------------------

                                                                                  --------------------------------------------------

[C] AUTHORIZED SIGNATURES - SIGN HERE - THIS SECTION MUST BE COMPLETED FOR YOUR INSTRUCTIONS TO BE EXECUTED.

Please be sure to sign and date this Proxy.

Date (mm/dd/yyyy)          Signature 1 - Please keep signature within the box     Signature 2 - Please keep signature within the box

  /  /
-----------------          --------------------------------------------------     --------------------------------------------------

[ ]      0 1 1 0 2 8 2     1 U P X                                                C O Y                                            +

------------------------------------------------------------------------------------------------------------------------------------
PROXY - FIRST AMERICAN MINNESOTA MUNICIPAL INCOME FUND II, INC.
------------------------------------------------------------------------------------------------------------------------------------

PREFERRED STOCK

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned appoints Charles D. Gariboldi, Jr., Kathleen L. Prudhomme, Jeffery M. Wilson, and Richard J. Ertel and each of them, with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all preferred shares of First American Minnesota Municipal Income Fund II, Inc. (the "Fund"), held by the undersigned at the annual meeting of shareholders of the Fund to be held on December 4, 2006, and at any adjournments thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE MATTERS SET FORTH ON THE REVERSE SIDE OF THIS CARD. IT IS UNDERSTOOD THAT, IF NO
CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ALL ITEMS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS THEY DEEM IN THE
BEST INTERESTS OF THE FUND. RECEIPT OF NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY. SIGN,
DATE, AND RETURN IN THE ADDRESSED ENVELOPE - NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE FUND FURTHER SOLICITATION
EXPENSE.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT: Please date and sign this Proxy. If the stock is held jointly, signature should include both names. Executors, administrators, trustees, guardians, and others signing in a representative capacity should give their full title as such.
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
                                                             [BAR CODE]                                                            +

                    AMERICAN INCOME FUND, INC.
                                                                                  000000000.000 ext
                                                      000004                      000000000.000 ext
                                                                                  000000000.000 ext
[BAR CODE]                                                                        000000000.000 ext
                                                                                  000000000.000 ext
                                                                                  000000000.000 ext
                    MR A SAMPLE                                                   000000000.000 ext
                    DESIGNATION (IF ANY)
                    ADD 1                             LEAST ADDRESS LINE
                    ADD 2
                    ADD 3
                    ADD 4                                                         C 1234567890 J N T
                    ADD 5
                    ADD 6                                                         [BAR CODE]

                    [MAIL CODE]                                                   [ ] Mark this box with an X if you have made
                                                                                      changes to your name or address details above.

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ANNUAL MEETING PROXY CARD                                         123456                 C0123456789                 12345
------------------------------------------------------------------------------------------------------------------------------------

[A] ELECTION OF DIRECTORS                           PLEASE REFER TO THE REVERSE SIDE FOR TELEPHONE AND INTERNET VOTING INSTRUCTIONS.

1. To elect all nominees as listed below (except as marked to the contrary below).

   01 - Benjamin R. Field III, 02 - Roger A. Gibson, 03 - Victoria J. Herget, 04 - John P. Kayser, 05 - Leonard W. Kedrowski,
   06 - Richard K. Riederer, 07 - Joseph D. Strauss, 08 - Virginia L. Stringer, 09 - James M. Wade

[ ] TO VOTE FOR ALL NOMINEES     [ ] TO WITHHOLD VOTE FROM ALL NOMINEES

[ ] FOR ALL EXCEPT - To withhold a vote for a specific nominee, mark this box with an X and the numbered box below corresponding with the nominee name from the list above.

                     01 - [ ]   02 - [ ]   03 - [ ]   04 - [ ]   05 - [ ]
                     06 - [ ]   07 - [ ]   08 - [ ]   09 - [ ]

[B] ISSUES

                                                        FOR       AGAINST   ABSTAIN
2. To ratify the selection of Ernst & Young LLP as      [ ]         [ ]       [ ]              Mark this box with an X if you
   independent public accountants for the Fund.                                                have made comments below.         [ ]

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting or any adjournments or postponements thereof.

                                                                                   -------------------------------------------------

                                                                                   -------------------------------------------------

                                                                                   -------------------------------------------------

                                                                                   -------------------------------------------------
[C] AUTHORIZED SIGNATURES - SIGN HERE - THIS SECTION MUST BE COMPLETED FOR YOUR INSTRUCTIONS TO BE EXECUTED.
Please be sure to sign and date this Proxy.

Date (mm/dd/yyyy)        Signature 1 - Please keep signature within the box       Signature 2 - Please keep signature within the box

    /     /
-----------------        --------------------------------------------------       --------------------------------------------------

[ ]                      0 1 1 0 9 7 1                     1 U P X                                        C O Y                    +
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PROXY - AMERICAN INCOME FUND, INC.
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCK

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned appoints Charles D. Gariboldi, Jr., Kathleen L. Prudhomme, Jeffery M. Wilson, and Richard J. Ertel and each of them, with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all common shares of American Income Fund, Inc. (the "Fund"), held by the undersigned at the annual meeting of shareholders of the Fund to be held on December 4, 2006, and at any adjournments thereof, with all the powers the undersigned would possess if present in person.
All previous proxies given with respect to the meeting are revoked.

THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE MATTERS SET FORTH ON THE REVERSE SIDE OF THIS CARD. IT IS UNDERSTOOD THAT, IF NO
CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ALL ITEMS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS THEY DEEM IN THE
BEST INTERESTS OF THE FUND. RECEIPT OF NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY.
SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE -- NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE FUND FURTHER
SOLICITATION EXPENSE.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT: Please date and sign this Proxy. If the stock is held jointly, signature should include both names. Executors, administrators, trustees, guardians, and others signing in a representative capacity should give their full title as such.




TELEPHONE AND INTERNET VOTING INSTRUCTIONS

YOU CAN VOTE BY TELEPHONE OR INTERNET! AVAILABLE 24 HOURS A DAY 7 DAYS A WEEK!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

[PHONE] To vote using the Telephone (within U.S. and Canada)       [MOUSE] To vote using the Internet

        o Call toll free 1-800-652-VOTE (8683) in the United               o Go to the following web site:
          States or Canada any time on a touch tone telephone.               WWW.COMPUTERSHARE.COM/EXPRESSVOTE
          There is NO CHARGE to you for the call.

        o Follow the simple instructions provided by the                   o Enter the information requested on your computer screen
          recorded message.                                                  and follow the simple instructions.

                            VALIDATION DETAILS ARE LOCATED ON THE FRONT OF THIS FORM IN THE COLORED BAR.

IF YOU VOTE BY TELEPHONE OR THE INTERNET, PLEASE DO NOT MAIL BACK THIS PROXY CARD.

PROXIES SUBMITTED BY TELEPHONE OR THE INTERNET MUST BE RECEIVED BY 1:00 A.M., CENTRAL TIME, ON DECEMBER 4, 2006.

THANK YOU FOR VOTING
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